Exhibit 24.1

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Zoë Baird Budinger

February 26, 2014	Zoë Baird Budinger

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Sheila P. Burke

February 26, 2014	Sheila P. Burke

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ James I. Cash, Jr.

February 12, 2014	James I. Cash, Jr.

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Timothy P. Flynn

February 18, 2014	Timothy P. Flynn

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Karen M. Hoguet

February 13, 2014	Karen M. Hoguet

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Lawrence W. Kellner

February 15, 2014	Lawrence W. Kellner

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Martin G. McGuinn

February 13, 2014	Martin G. McGuinn

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Lawrence M. Small

February 24, 2014	Lawrence M. Small

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Jess Søderberg

February 26, 2014	Jess Søderberg

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Daniel E. Somers

February 13, 2014	Daniel E. Somers

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ William C. Weldon

February 14, 2014	William C. Weldon

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ James M. Zimmerman

February 18, 2014	James M. Zimmerman

POWER OF ATTORNEY

I, the undersigned, hereby constitute and appoint John D. Finnegan, Maureen A. Brundage and Douglas A. Nordstrom, each of them with full power to act without the others, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (i) to sign (a) any registration statement on Form S-3 or other appropriate form (the “Form S-3 Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), and all amendments and post-effective amendments to any such Form S-3 Registration Statement relating to the issuance thereunder of equity and debt securities of The Chubb Corporation (the “Corporation”), including, without limitation: senior, subordinated and junior debt securities; preferred stock; common stock; depository shares representing fractional interest in shares of preferred stock or debt securities; warrants to purchase debt securities, depositary shares, preferred stock, common stock or other securities; stock purchase contracts to purchase preferred stock or common stock; stock purchase units; and any other securities described therein, (b) any registration statement on any appropriate form under the Securities Act, and all amendments thereto , relating to the offer covered by such Form S-3 Registration Statement; and (c) any registration statement on Form S-8 or other appropriate form (the “Form S-8 Registration Statement”) under the Securities Act, and all amendments and post-effective amendments to any such Form S-8 Registration Statement, relating to the purchase of equity securities of the Corporation under any employee benefit plan of the Corporation or any of its subsidiaries; and (ii) to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or advisable to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.

Date:	/s/ Alfred W. Zollar

February 12, 2014	Alfred W. Zollar